EXHIBIT 10.38

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of this 15th day of September 1998, between Coast Business Credit(R),a division of Southern Pacific Bank ("Coast"), and Cardiac Control Systems, Inc., a Delaware corporation ("Borrower"), is made in reference to the following facts:

          A. Borrower previously entered into a Loan and Security Agreement with Coast dated June 13, 1997 (as it may be amended, supplemented or modified from time to time, the "Loan Agreement").

          B. Pursuant to an Amendment to Loan Documents between Coast and Borrower dated June 11, 1998 (the "June 1998 Amendment"), Coast provided Borrower with a term loan in the amount of Two Hundred Fifty Thousand Dollars ($250,000) (The "Bridge Loan"). Pursuant to the June 1998 Amendment and the promissory note evidencing the Bridge Loan, Borrower was obligated to repay the Bridge Loan on August 31, 1998 (the "Bridge Loan Maturity Date"). Borrower has not repaid the Bridge Loan.

          C. Coast is willing to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

          NOW THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties do hereby agree as follows, effective as of the date set forth above:

1. DEFINITIONS. Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement.

2. BRIDGE LOAN. Subsection (5) of Section 1 of the Schedule is hereby amended by extending the Bridge Loan Maturity Date to September 30, 1998.

3. WAIVER OF EVENT OF DEFAULT. Coast hereby waives any Event of Default arising out of Borrowers's failure to repay the Bridge Loan on or before August 31, 1998. The foregoing waiver is a one-time waiver and does not extend to any other past, present or future Event of Default.

4. EXTENSION FEE. In consideration of this Amendment and the extension granted by Coast to Borrower hereunder, and in addition to all other fees and charges, Borrower shall pay to Coast on the date hereof an extension fee of $1,000, which fee shall be fully earned as of the date hereof.

5. REAFFIRMATION. Except as modified by the terms herein, the Loan Agreement, the promissory note evidencing the Bridge Loan, and the loan documents executed in connection therewith remain in full force and effect. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement or documents related thereto, the terms and provisions of this Amendment shall govern.

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6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7. GOVERNING LAW. This Amendment shall be governed by and construed according to the laws of the State of California.

8. ATTORNEYS' FEES: COSTS; JURY TRIAL WAIVER. Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled. Each of Coast and Borrower hereby waives its right to a jury trial in any such action or proceeding.

                                   "Borrower"

                                    CARDIAC CONTROL SYSTEMS, INC.


                                    By: /s/ ALAN J.RABIN
                                        ----------------------
                                        Title: President/CEO



                                    "Coast"

                                    COAST BUSINESS CREDIT, a division of
                                    Southern Pacific Bank, formerly known as COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association


                                    By:
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                                    Title:
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